Sub-Item 77Q1(e): Copies of Any New
or Amended Investment Advisory Contracts

Amended Annex A dated June 17, 2010
to the Management Agreement dated
April 30, 1997 is incorporated herein
by reference to Exhibit (d)(9)
to Post-Effective Amendment No. 249 to
the Registrant's Registration
Statement on Form N-1A filed with
the Securities and Exchange Commission
on June 30, 2010
(Accession No. 0000950123-10-062676).